BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio

Supplement Dated December 17, 2007
to the Prospectus dated May 1, 2007

Effective December 17, 2007, the following changes are made to the Prospectus of the BlackRock Balanced Capital Portfolio of BlackRock Series Fund, Inc.

The section in the prospectus captioned “How the Portfolio Invests — About the Portfolio Manager” is amended as follows:

The description of the Portfolio’s portfolio managers is deleted and the following description is inserted below the heading:

Kurt Schansinger is the portfolio manager of the equity portion of the Portfolio’s portfolio. BlackRock Advisors’ Core Bond Team manages the fixed income portion of the Portfolio. The investment professionals of the fixed income team are Scott Amero, Matthew Marra and Andrew Phillips.

In addition, in the section captioned “Management of the Portfolio — BlackRock Advisors, LLC” the discussion of the portfolio managers is deleted in its entirety and replaced with the following:

Kurt Schansinger is the portfolio manager and a Vice President of the Portfolio. Mr. Schansinger is responsible for the day-to-day management of the Portfolio, asset allocation and the selection of the Portfolio’s equity investments. He has been the Fund’s portfolio manager since 1996. Mr. Schansinger has been Managing Director of and portfolio manager with BlackRock, Inc. since 2006, was a Managing Director of MLIM from 1997 to 2006 and was a portfolio manager with MLIM from 1996 to 2006.

The Bond Portfolio in which the Portfolio invests the fixed income portion of its assets is managed by a team of investment professionals comprised of Scott Amero, Matthew Marra and Andrew Phillips. The team works collectively with each member primarily responsible for his area of expertise. This team has managed the Bond Portfolio’s portfolio since 2006.

Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Matthew Marra is a Managing Director of BlackRock and is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew J. Phillips is a Managing Director of BlackRock and is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Code # SUP-SERBALCAP-1207